Exhibit 99.3

Dominion Homes, Inc.

2006 Incentive Compensation Program

William G. Cornely, Executive Vice President of Finance and CFO

EBITDA (50% of Total)

Goal	Award
Budget	No payout
Budget + $4,220,000	$31,250
Budget + $8,220,000	$62,500

Volume – Units Closed (20% of Total)

Goal	Award
Budget	No payout
122% of Budget	$12,500
150% of Budget	$25,000

Corporate Debt Reduction (20% of Total)

Goal	Award
Budget	No payout
$13.2 million reduction from Budget	$12,500
$28.2 million reduction from Budget	$25,000

Customer Satisfaction (10% of Total)

Goal	Award
95%	No payout
96%	$6,250
97%	$12,500